Exhibit  4.4


      This Exhibit 4.4, for the form of Medusa Corporation Performance Restricted Share Agreement under the 1991 Long-Term Incentive Plan (as form used for 1995), (which was filed in February 1996 as an exhibit to the Amendment to Form S-8, File
No.   33-46182)  and  is  incorporated  by  reference  into  this
Registration Statement.